______________________________________________________________________________
PROSPECTUS                                                       MARCH 1, 1996
                          DREYFUS S&P 500 INDEX FUND
______________________________________________________________________________
          DREYFUS S&P 500 INDEX FUND (THE "FUND") IS AN OPEN-END, NON-DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY, KNOWN AS AN INDEX FUND. THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PRICE AND YIELD PERFORMANCE OF PUBLICLY-TRADED COMMON STOCKS IN THE AGGREGATE, AS REPRESENTED BY THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX. IN ANTICIPATION OF TAKING A MARKET POSITION, THE FUND IS PERMITTED TO PURCHASE AND SELL STOCK INDEX FUTURES. THE FUND IS NEITHER SPONSORED BY NOR AFFILIATED WITH STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.
          THE DREYFUS CORPORATION ("DREYFUS") SERVES AS THE FUND'S MANAGER. DREYFUS HAS ENGAGED ITS AFFILIATE, MELLON EQUITY ASSOCIATES ("MELLON
EQUITY"), TO SERVE AS THE FUND'S INDEX FUND MANAGER AND PROVIDE DAY-TO-DAY MANAGEMENT OF THE FUND'S INVESTMENTS. DREYFUS AND MELLON EQUITY ARE REFERRED TO COLLECTIVELY AS THE "ADVISERS."
          SHAREHOLDERS WHO REDEEM SHARES WITHIN SIX MONTHS OF THE OPENING OF THEIR ACCOUNT WILL BE CHARGED A 1% REDEMPTION FEE WHICH WILL BE DEDUCTED FROM REDEMPTION PROCEEDS. HOWEVER, THE REDEMPTION FEE WILL NOT BE APPLICABLE TO SHARES HELD IN OMNIBUS ACCOUNTS.
          THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND
THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
          THE STATEMENT OF ADDITIONAL INFORMATION, DATED MARCH 1, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT
144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING ASK FOR OPERATOR 144.
          MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY
OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
______________________________________________________________________________
                              TABLE OF CONTENTS
                                                             PAGE
         FEE TABLE..................................           3
         CONDENSED FINANCIAL INFORMATION............           3
         DESCRIPTION OF THE FUND....................           4
         MANAGEMENT OF THE FUND.....................           6
         HOW TO BUY FUND SHARES.....................           7
         HOW TO REDEEM FUND SHARES..................           9
         SHAREHOLDER SERVICES.......................          11
         SHAREHOLDER SERVICES PLAN..................          12
         DIVIDENDS, DISTRIBUTIONS AND TAXES.........          12
         PERFORMANCE INFORMATION....................          13
         GENERAL INFORMATION........................          14
         APPENDIX...................................          15
______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
______________________________________________________________________________
      (This Page Intentionally Left Blank)
      Page 2

                                  FEE TABLE
      SHAREHOLDER TRANSACTION EXPENSES
        Redemption Fees (as percentage of amount redeemed)........................................          1.00%
      ANNUAL FUND OPERATING EXPENSES
      (as a percentage of average daily net assets)
        Management Fee............................................................................           .30%
        Other Expenses............................................................................           .25%
        Total Fund Operating Expenses.............................................................           .55%
      EXAMPLE                                                 1 YEAR      3 YEARS         5 YEARS        10 YEARS
                                                             _______      _______        ________        ________
        You would pay the following expenses
        on a $1,000 investment, assuming (1) 5%
        annual return and (2) redemption at the
        end of each time period:                                 $6          $18            $31              $69

______________________________________________________________________________
          THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
______________________________________________________________________________
          The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund and investors, the payment of which will reduce investors' annual return. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. You can purchase Fund shares without charge directly from the Fund's distributor; you may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. See "Management of the Fund," "How to Buy Fund Shares," How to Redeem Fund Shares" and "Shareholder Services Plan."
                         CONDENSED FINANCIAL INFORMATION
          The information in the following table has been audited by Coopers
& Lybrand L.L.P., the Fund's independent accountants, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
                             FINANCIAL HIGHLIGHTS
          Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.


                                                                                YEAR ENDED OCTOBER 31,
                                                               ----------------------------------------------------------------

PER SHARE DATA:                                                1990(1)         1991      1992       1993       1994         1995
                                                               -------        ------     -------    -------    -----        ----
    Net asset value, beginning of year...........              $12.50         $10.86     $14.16     $15.16     $16.88      $16.41
                                                               -------        -------    -------    -------    -------    -------
    INVESTMENT OPERATIONS:
    Investment income--net ......................                 .17            .34         .41       .30        .39         .36
    Net realized and unrealized gain (loss) on investments      (1.81)          3.18         .97      1.86        .11        3.36
                                                                -------       -------     -------    -------    ------    -------
         TOTAL FROM INVESTMENT OPERATIONS..............         (1.64)          3.52        1.38      2.16        .50        3.72
                                                               _______        _______      ______     _____       ____      _____
    DISTRIBUTIONS:
    Dividends from investment income--net........                   _           (.22)      (.38)      (.40)      (.31)      (.42)
    Dividends from net realized gain on investments                 _             _          _        (.04)      (.66)     (1.33)
                                                                -------       -------     -------     -------    ------   -------
         TOTAL DISTRIBUTIONS                                        _           (.22)      (.38)      (.44)      (.97)     (1.75)
                                                                _______        ______      _____      ______      _____    ______
    Net asset value, end of year.................               $10.86         $14.16    $15.16      $16.88     $16.41     $18.38
                                                                =======        =======   ======      ======     =======    ======
TOTAL INVESTMENT RETURN..........................               (13.12%)(2)     32.85%     9.90%      14.49%      3.14%    25.68%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                   _               _        _          .39%       .61%      .55%
    Ratio of net investment income to average net assets          3.46%(2)        3.45%    3.04%       2.36%      2.26%     2.75%
    Decrease reflected in above expense ratios due to undertakings1.42%(2)         .78%     .65%        .14%       .03%       _
    Decrease reflected in above expense ratios due to
           redemption fee                                          .08%(2)        .10%       _           _          _         _
    Portfolio Turnover Rate......................                 1.21%(2)        .69%     3.10%      3.77%      18.81%     3.66%
    Net Assets, end of year (000's Omitted)..............      $29,266        $69,211   $92,598   $281,403    $245,202  $336,147

(1)  From January 2, 1990 (commencement of operations) to October 31, 1990.
(2)  Not annualized.


      Page 3
          Further information about the Fund's performance is contained in the Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
                            DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE
          The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index* (the "Index"). It cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.
MANAGEMENT POLICIES
          The Fund attempts to duplicate the investment results of the Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's, a division of the McGraw-Hill Companies, Inc., chooses the stocks to be included in the Index solely on a statistical basis. The Fund attempts to be fully invested at all times in the stocks that comprise the Index and stock index futures as described below and, in any event, at least 80% of the Fund's net assets will be so invested. Inclusion of a stock in the Index in no way implies an opinion by Standard & Poor's, a division of the McGraw-Hill Companies, Inc., as to its attractiveness as an investment. The Fund uses the Index as the standard performance comparison because it represents approximately 70% of the total market value of all common stocks and is well known to investors. An investment in the Fund involves risks similar to those of investing in common stocks.


          The weightings of stocks in the Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. Because of this weighting, as of November 30, 1995, 46.3% of the Index was composed of the 50 largest companies. The Advisers generally select stocks for the Fund's portfolio in the order of their weightings in the Index beginning with the heaviest weighted stocks. With respect to the Fund's assets invested in the stocks in the Index, the percentage of such assets invested in each stock is approximately the same as the percentage it represents in the Index.


          No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis. The Fund is managed using a computer program to determine which stocks are to be purchased or sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in the Fund's portfolio because of changes in the composition of the Index, but such changes should be infrequent.


          The Fund believes that the indexing approach described above is an effective method of substantially duplicating percentage changes in the Index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by Standard & Poor's, a division of the McGraw-Hill Companies, Inc., and the timing of purchases and redemptions. In the future, the Fund's Board, subject to the approval of shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.


-----------------------
*"Standard & Poor's 500," "S&PRegistration Mark" and "S&P 500Registration Mark "are trademarks of Standard & Poor's, a division of the McGraw-Hill Companies, Inc., and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc.
       Page 4
          The Fund's ability to duplicate the performance of the Index also depends to some extent on the size of the Fund's portfolio and the size of cash flows into and out of the Fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the Fund's portfolio to the Index to the maximum practicable extent.
          From time to time to increase its income, the Fund may lend securities from its portfolio. See "Appendix _ Investment Techniques." When the Fund has cash reserves, the Fund may invest in money market instruments consisting of U.S. Government securities, time deposits, certificates of deposit, bankers' acceptances, high-grade commercial paper, and repurchase agreements. See the Statement of Additional Information for a description of these instruments. The Fund also may purchase stock index futures in anticipation of taking a market position when, in the opinion of the Advisers, available cash balances do not permit an economically efficient trade in the cash market. The Fund also may sell stock index futures to terminate existing positions it may have as a result of its purchases of stock index futures. See also "Investment Considerations and Risks" and "Appendix _ Investment Techniques" below, and "Investment Objective and Management Policies" in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies_Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES -- Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.
FOREIGN SECURITIES -- Since the stocks of some foreign issuers are included in the Index, the Fund's portfolio may contain securities of such foreign issuers which may subject the Fund to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in securities of domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect an investment in these securities and the possible seizure or nationalization of foreign deposits. USE OF DERIVATIVES -- The Fund may invest, to a limited extent, in derivatives ("Derivatives"). These are financial instruments, which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include stock index futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's investments and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix _Investment Techniques _ Use of Derivatives" below and " Investment Objective and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional
Information.
NON-DIVERSIFIED STATUS -- The Fund's classification as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund's portfolio may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.
      Page 5
          However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. The Fund may not invest more than 25% of its assets in any one industry. These limitations do not apply to U.S. Government securities.
SIMULTANEOUS INVESTMENTS -- Investment decisions for the Fund are made independently from those of the other accounts and investment companies that may be managed by Dreyfus or Mellon Equity. However, if such other accounts or investment companies are prepared to invest in, or desire to dispose of, securities in which the Fund invests, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
                                  MANAGEMENT OF THE FUND


ADVISERS -- Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's manager. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1996, Dreyfus managed or administered approximately $82 billion in assets for approximately 1.7 million investor accounts nationwide.



        Dreyfus supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Maryland law.



        Dreyfus has engaged Mellon Equity, located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, to serve as the Fund's index fund manager. Mellon Equity, a registered investment adviser formed in 1957, is an indirect wholly-owned subsidiary of Mellon and, thus, an affiliate of Dreyfus. As of December 31, 1995, Mellon Equity and its employees managed approximately $8.8 billion in assets and served as the investment adviser of 62 other investment companies.



        Mellon Equity, subject to the supervision and approval of Dreyfus, provides the day-to-day management of the Fund's investments, as well as statistical information, under an Index Management Agreement with Dreyfus, subject to the overall authority of the Fund's Board in accordance with Maryland law.



        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed more than $209 billion in assets as of September 30, 1995, including approximately $80 billion in proprietary mutual fund assets. As of September 30, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $717 billion in assets, including approximately $ 55 billion in mutual fund assets.



        Pursuant to the terms of the Management Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of .295 of 1% of the value of the Fund's average daily net assets. Under the Fund's
Index Management Agreement, Dreyfus has agreed to pay Mellon Equity a monthly fee at the annual rate of .095 of 1% of the Fund"s average daily net assets, which fee includes payment for the provision of custody services in the Fund by Boston Safe Deposit and Trust Company.


        Prior to November 13, 1995, Wells Fargo Nikko Investment Advisors ("WFNIA") served as the Fund's index fund manager pursuant to an Index Management Agreement with the Fund and Dreyfus served as the Fund's administrator pursuant to an Administration Agreement with the Fund. Pursuant to such agreements, for the fiscal year ended October 31, 1995, the Fund paid WFNIA and Dreyfus .10% and .20%, respectively, of the value of the Fund's average daily net assets.
      Page 6
          The imposition of the Fund's management fees, as well as other operating expenses, will have the effect of reducing investors' return and will affect the Fund's ability to track the Index exactly. From time to time, Dreyfus and/or Mellon Equity or one of their affiliates may waive receipt of their fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the overall expense ratio of the Fund and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Fund will not pay Dreyfus and/or Mellon Equity or their affiliates at a later time for any amounts which may be waived, nor will the Fund reimburse Dreyfus and/or Mellon Equity or their affiliates for any amounts which may be assumed.
          Dreyfus may pay the Fund's distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay securities dealers or others in respect of these services.
CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT -- Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02108 ("Boston Safe"), is the Custodian of the Fund's investments. Boston Safe is an indirect subsidiary of Mellon. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02903, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.
                            HOW TO BUY FUND SHARES
          Fund shares are sold without a sales charge. You may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
          The minimum initial investment is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Fund's Account Application. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.
          You may purchase Fund shares by check or wire. Checks should be made payable to "Dreyfus S&P 500 Index Fund" or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to Dreyfus S&P 500 Index Fund, P.O. Box 6647, Providence, Rhode Island 02940-6647, together with your
Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box
6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY.
      Page 7
For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
          Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA #8900119527/Dreyfus S&P 500 Index Fund, for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
          Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."
          The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000. Shares of funds in the Dreyfus Family of Funds then held by such employee benefit plans or programs will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
          Fund shares are sold on a continuous basis at the net asset value per share next determined after your order is received by the Transfer Agent or other agent. If an order is received in proper form by the Transfer Agent by the close of trading on the floor of the New York Stock Exchange
(currently 4:00 p.m., New York time) on a given day, Fund shares will be purchased at the net asset value determined as of such close of trading on that day. Otherwise, Fund shares will be purchased at the net asset value determined as of the close of trading on the floor of the New York Stock Exchange on the next business day. To permit the Fund to invest your money as promptly as possible after receipt, thereby maximizing the Fund's ability to track the Index, you are urged to transmit your purchase order in proper form so that it may be received by the Transfer Agent prior to 12:00 noon, New York time, on the day you want your purchase order to be effective.


          The Fund's net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange on each day the New York Stock Exchange is open for business. For purposes of
      Page 8
determining net asset value per share, futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing Fund investments, see "Determination of Net Asset Value" in the Statement of Additional Information.


          Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
                           HOW TO REDEEM FUND SHARES
GENERAL
          You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value, which may be more or less than their original cost. To maximize the Fund's ability to track the Index, you are urged to transmit your redemption requests so that they may be received by the Transfer Agent prior to 12:00 noon, New York time, on the day you want your redemption request to be effective.
          You will be charged a 1% redemption fee upon the redemption of Fund shares where the redemption occurs within the initial six-month period following the opening of your account. This redemption fee will be deducted from your redemption proceeds and retained by the Fund. It is expected that, as a result of this fee, the Fund will be able to track the Index more closely. No redemption fee will be charged upon the redemption of shares purchased through omnibus accounts, nor will the redemption fee be used to pay fees imposed for various Fund services. The redemption fee may be waived, modified or discontinued and reintroduced at any time or from time to time.
In addition, securities dealers, banks and other financial institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request.
          The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in accordance with the procedures described below, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE
OF YOUR PURCHASE CHECK OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE
PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
          The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
      Page 9
PROCEDURES
          You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Wire Redemption Privilege or the Telephone Redemption Privilege. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
          You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege, you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
          During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.
REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem shares by written request mailed to Dreyfus S&P 500 Index Fund, P.O. Box
6647, Providence, Rhode Island 02940-6647, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents
Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
          Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.


          Your written redemption request may direct that the redemption proceeds be used to purchase shares of other funds advised or administered by Dreyfus. The 1% redemption fee, described above, if applicable, may be charged upon such redemption (depending upon how long your Fund account has been open or the type of account from which shares are being redeemed) and your redemption proceeds will be invested in shares of the other fund on the next business day. Before you make such a request, you must obtain and should review a copy of the current prospectus of the fund being purchased. Upon request, proceeds from the redemption of shares of the Fund by an employee benefit plan will applied to purchase shares of other funds in the Dreyfus Family of Funds on the date of redemption, if the plan's
                      Page 10
recordkeeper has entered into an appropriate agency agreement with the Fund and such other funds. Prospectuses may be obtained by calling 1-800-645-6561. The prospectus will contain information concerning minimum investment requirements and other conditions that may apply to your purchase. No other fees currently are charged shareholders directly in connection with this procedure, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. This procedure may be modified or terminated at any time upon not less than 60 days' notice to shareholders.


WIRE REDEMPTION PRIVILEGE -- You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day)made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling
1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.
TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 1-516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which the certificates have been issued, are not eligible for this Privilege.
                         SHAREHOLDER SERVICES
DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark -- Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. This Privilege may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to Dreyfus S&P 500 Index Fund, P.O. Box 6647, Providence, Rhode Island 02940-6647, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee, although no such fee currently is contemplated.
RETIREMENT PLANS -- The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
        Page 11
                          SHAREHOLDER SERVICES PLAN
          The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
                    DIVIDENDS, DISTRIBUTIONS AND TAXES
          The Fund ordinarily pays dividends from net investment income and distributes net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Fund will automatically reinvest dividends and distributions from securities gains, if any, in additional Fund shares at net asset value or, at your option, pay them in cash. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive distributions in cash or to reinvest them in additional Fund shares at net asset value. If applicable, the 1% redemption fee, described under "How to Redeem Fund Shares," will be charged upon certain redemptions of Fund shares received through the automatic reinvestment of dividends or distributions. All expenses are accrued daily and deducted before declaration of dividends to investors.
          Dividends paid by the Fund derived from net investment income and distributions from net realized short-term securities gains of the Fund will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in Fund shares. Depending on the composition of the Fund's income, a portion of the dividends from net investment income may qualify for the dividends received deduction allowable to certain corporate shareholders. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The Code provides that the net long-term capital gain of an individual will generally not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.
          Dividends derived from net investment income and distributions from net realized short-term securities gains paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of t he extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
          Notice as to the tax status of your dividends and distributions is mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.
          Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a
       Page 12
result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
          A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
          Management of the Fund believes that the Fund has qualified for the fiscal year ended October 31, 1995 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interest of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
          You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                       PERFORMANCE INFORMATION
          For the purpose of advertising, performance is calculated on the basis of average annual total return and/or total return.
          Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time during which the Fund has operated.
          Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
          Performance will vary from time to time and past results are not necessarily representative of future results. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.


          Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, Lipper Analytical Services, Inc., the Dow Jones Industrial Average, Money Magazine, Morningstar, Inc. and other industry publications. The Fund also may cite in its advertisements or in reports or other communications to shareholders, historical performance of unmanaged indices as reported in Ibbotson, Roger G. and Rex A. Sinquefield, STOCKS, BONDS, BILLS AND INFLATION
(SBBI), 1982, updated annually in the SBBI YEARBOOK, Ibbotson Associates, Chicago. The Fund also may cite in its advertisements the aggregate amount of assets committed to index investing by pension funds and/or other institutional investors, and may refer to or discuss then-current or past economic or financial conditions, developments or events.


        Page 13
                       GENERAL INFORMATION
          The Fund was incorporated under Maryland law on October 6, 1989, and commenced operations on January 2, 1990. On November 13, 1995, the Fund, which is incorporated under the name Peoples Index Fund, Inc., began operating under the name Dreyfus S&P 500 Index Fund. The Fund is authorized to issue 200 million shares of Common Stock, par value $.001 per share. Each share has one vote.
          Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of accountants. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Fund shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.
          The Transfer Agent maintains a record of your ownership and sends you confirmation statements of account.
          Shareholder inquiries may be made by writing to the Fund at l44 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free l-800-645-6561. In New York City, call
          1-718-895-1206; outside the U.S. and Canada, call 516-794-5452.
          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE
ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
          The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the S&P 500
Index. S&P is not responsible for and has not participated in the calculation of the Fund's net asset value, nor is S&P a distributor of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.
          S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
      Page 14
                                     APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY -- The Fund is permitted to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.
USE OF DERIVATIVES -- Although the Fund will not be a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in certain derivatives. The Fund may invest in stock index futures contracts for hedging purposes without limit. However, the Fund may not invest in such contracts for other purposes if the sum of the amount of initial margin deposits, other than for bona fide hedging purposes, exceed 5% of the liquidation value of the
 Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts.
LENDING PORTFOLIO SECURITIES -- The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities afford the Fund an opportunity to earn interest on the amount of the loan and at the same time to earn income on the loaned securities' collateral. Loans of portfolio securities may not exceed 30% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.
         Page 15
Dreyfus
S&P 500
Index Fund
Prospectus
(LION LOGO)
Registration Mark
Copy Rights 1996 Dreyfus Service Corporation 078p030196


                        DREYFUS S&P 500 INDEX FUND
                                    PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)
                                MARCH 1, 1996



       This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus S&P 500 Index Fund (the "Fund"), dated March 1, 1996, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:

              Call Toll Free 1-800-645-6561
              In New York City -- Call 1-718-895-1206
              Outside the U.S. and Canada -- Call 516-794-5452

       The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager. Dreyfus has engaged its affiliate, Mellon Equity Associates ("Mellon Equity"), to serve as the Fund's index fund manager and provide day-to-day management of the fund's investments. Dreyfus and Mellon Equity are referred to collectively as the "Advisers."

       Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                             TABLE OF CONTENTS

                                                                       Page

Investment Objective and Management Policies. . . . . . . . . . . . . .B-2
Management of the Fund. . . . . . . . . . . . . . . . . . . . . . . . .B-6
Management Arrangements . . . . . . . . . . . . . . . . . . . . . . . .B-9
Shareholder Services Plan . . . . . . . . . . . . . . . . . . . . . . .B-12
Purchase of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . .B-12
Redemption of Fund Shares . . . . . . . . . . . . . . . . . . . . . . .B-13
Shareholder Services. . . . . . . . . . . . . . . . . . . . . . . . . .B-14
Determination of Net Asset Value. . . . . . . . . . . . . . . . . . . .B-15
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . . . .B-15
Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . . .B-17
Performance Information . . . . . . . . . . . . . . . . . . . . . . . .B-17
Information About the Fund. . . . . . . . . . . . . . . . . . . . . . .B-18
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Accountants . . . . . . . . . . . . . . . . .B-18
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .B-20
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . .B-21
Report of Independent Accountants . . . . . . . . . . . . . . . . . . .B-34



               INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

       The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled
"Description of the Fund" and "Appendix."

Other Portfolio Securities

       Money Market Instruments. The Fund may invest, in the circumstances described under "Description of the Fund - Management Policies" in the Fund's Prospectus, in the following types of money market instruments.

       U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others, by discretionary authority of the U.S. Government to purchase certain obligations from the agency or instrumentality; and others, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support for such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

       Repurchase Agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

       Bank Obligations. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

       Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

       Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

       Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instruments upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

       Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's or at least AA- by S&P, or (c) if unrated, determined by the Advisers to be of comparable quality to those rated obligations which may be purchased by the Fund.

Management Policies

       Lending Portfolio Securities. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

       The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

       Derivatives. The Fund may invest in Derivatives (as defined in the Fund's Prospectus in anticipation of taking a market position when, in the opinion of the Advisers, available cash balances do not permit an economically efficient trade in the cash market. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

       Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase, decrease or change the level of risk to which its portfolio is exposed in much the same way as the Fund can increase, decrease or change the risk of its portfolio by making investments in specific securities.

       In addition, Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

       If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

       Stock Index Futures - A stock index future obligates the seller to deliver (and the purchaser to take) and amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Fund purchases and sells futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

       Using futures in anticipation of market transactions involves certain risks. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. In addition, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends still may not result in a successful hedging transaction.

       In connection with its futures transactions, the Fund may be required to establish and maintain at its custodian bank a segregated account consisting of cash or high quality money market instruments in an amount equal to the market value of the underlying commodity less any amount deposited as margin.

Investment Restrictions

       The Fund has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. The Fund may not:

       1. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

       2. Purchase securities of closed-end investment companies except (a) in the open market where no commission other than the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total outstanding voting stock of any one closed-end investment company, (ii) 5% of the Fund's net assets with respect to the securities issued by any one closed-end investment company and (iii) 10% of the Fund's net assets in the aggregate, or (b) those received as part of a merger or consolidation. The Fund may not purchase the securities of open-end investment companies other than itself.

       3. Invest in commodities, except that the Fund may invest in futures contracts as described in the Prospectus and Statement of Additional Information.

       4. Purchase, hold or deal in real estate, or oil and gas interests, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

       5. Borrow money, except from banks (which, if permitted by applicable regulatory authority, may be from Mellon Bank, N.A. or Boston Safe Deposit and Trust Company, affiliates of the Advisers) for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments. Transactions in futures and options do not involve any borrowing for purposes of this restriction.

       6. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets.

       7. Lend any funds or other assets except through the purchase of debt securities, bankers' acceptances and commercial paper of corporations and other entities. However, the Fund may lend its portfolio securities in an amount not to exceed 30% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Directors.

       8. Act as an underwriter of securities of other issuers or purchase securities subject to restrictions on disposition under the Securities Act of 1933 (so-called "restricted securities"). The Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are not readily marketable, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

       9. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

       10.  Purchase, sell or write puts, calls or combinations thereof.

       11. Invest more than 25% of its assets in investments in any particular industry or industries (including banking), except to the extent the Standard & Poor's 500 Composite Stock Price Index also is so concentrated, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       In addition to the investment restrictions adopted as fundamental policies set forth above, though not fundamental policies, the Fund may not
(i) engage in arbitrage transactions, (ii) purchase warrants (excluding those acquired by the Fund in units or attached to securities), or
(iii) sell securities short, but reserves the right to sell securities short against the box (a transaction in which the Fund enters into a short sale of a security which the Fund owns).

       If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

       The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                          MANAGEMENT OF THE FUND

       Directors and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Director who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

Directors of the Fund

*JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director and, until August 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus and, until August 1994, the Fund's distributor. From August 24, 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is Chairman of the Board of Directors of Noel Group, Inc., a venture capital company; a trustee of Bucknell University; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway, Inc., a manufacturer and marketer of industrial threads, specialty yarns and home furnishings and fabrics, Curtis Industries, Inc., a national distributor of security products, chemicals, and automotive and other hardware, Simmons Outdoor Corporation and Staffing Resources, Inc. He is 52 years old and his address is 200 Park Avenue, New York, New York 10166.

*DAVID P. FELDMAN, Director.  Corporate Vice President-Investment
       Management of AT&T. He is also a trustee of Corporate Property Investors, a real estate investment company. He is 56 years old and his address is One Oak Way, Berkeley Heights, New Jersey 07922.

JACK R. MEYER, Director.  President and Chief Executive Officer of Harvard
       Management Company, an investment management company, since September
       1990.   For more than five years prior thereto, he was Treasurer and
       Chief Investment Officer of The Rockefeller Foundation. He is 50 years old and his address is 600 Atlantic Avenue, Boston, Massachusetts 02210.

JOHN SZARKOWSKI, Director. Director Emeritus of Photography at The Museum of Modern Art. Consultant in Photography. He is 70 years old and his address is Bristol Road Box 221, East Chatham, New York 12060.

ANNE WEXLER, Director. Chairman of the Wexler Group, consultants specializing in government relations and public affairs. She is also a director of Alumax, Comcast Corporation and The New England Electric System, Nova Corporation, and a member of the Board of the Carter Center of Emory University, the Council of Foreign Relations, the National Park Foundation, Visiting Committee of the John F. Kennedy School of Government at Harvard University and the Board of Visitors of the University of Maryland School of Public Affairs. She is 65 years old and her address is c/o The Wexler Group, 1317 F Street, N.W., Suite 600, Washington, D.C. 20004.

       For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Directors of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Fund.

       The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Director by the Fund for the fiscal year ended October 31, 1995, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1995, were as follows:



                                          (3)                                       (5)
                     (2)                  Pension or           (4)                  Total Compensation
(1)                  Aggregate            Retirement Benefits  Estimated Annual     From Fund and
Name of Board        Compensation From    Accrued as Part of   Benefits Upon        Fund Complex
Member               Fund*                Fund's Expenses      Retirement           Paid to Board Member

Joseph S. DiMartino  $4,153               none                 none                 $445,000 (93)

David P. Feldman     $4,000               none                 none                 $ 85,631 (27)

Jack R. Meyer        $4,500               none                 none                 $ 21,875 (4)

John Szarkowski      $4,500               none                 none                 $ 21,875 (4)

Anne Wexler          $4,500               none                 none                 $ 26,329 (16)
____________________________
*  Amount does not include reimbursed expenses for attending Board meetings, which amounted to $507 for all Directors as a group.



Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President and Chief
       Executive Officer and a Director of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 38 years old.

JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice
       President, General Counsel, Secretary and Clerk of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an associate at Ropes & Gray. He is 31 years old.

ERIC B. FISCHMAN, Vice President and Assistant Secretary.
       Associate General Counsel of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System. He is 31 years old.

ELIZABETH BACHMAN, Vice President and Assistant Secretary.
       Assistant Vice President of the Distributor and an officer of other investment companies advised or administered by Dreyfus. She is 26 years old.

JOSEPH F. TOWER, III, Assistant Treasurer.  Senior Vice
       President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 33 years old.

JOHN J. PYBURN, Assistant Treasurer.  Assistant Treasurer of the
       Distributor and an officer of other investment companies advised or administered by Dreyfus. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of Dreyfus. He is 60 years old.

MARGARET PARDO, Assistant Secretary.  Legal Assistant with the
       Distributor and an officer of other investment companies advised or administered by Dreyfus. From June 1992 to April 1995, she was a Medical Coordination Officer at ORBIS International. Prior to June 1992, she worked as Program Coordinator at Physicians World Communications Group. She is 27 years old.

       The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

       Directors and officers of the Fund, as a group, owned less than 1% of the Fund's shares of Common Stock outstanding on December 22, 1995.


       The following persons are known by the Fund to own of record 5% or more of the Fund's voting securities outstanding on December 22, 1995:
Dreyfus Trust Company, as Trustee for FDC Incentive Savings Plan, 144 Glen Curtiss Boulevard, Uniondale, New York 11556-0144--11.9%; Charles Schwab & Company, Inc., 101 Montgomery Street, San Francisco, California 94104-- 10.5%; Nationwide Qualified Plans, P.O. Box 182029, Columbus, Ohio 43218-2029--10.5%.



                        MANAGEMENT ARRANGEMENTS

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

       Management Agreement. Dreyfus provides management services pursuant to the Management Agreement (the "Management Agreement") dated November 13, 1995, with the Fund, which is subject (after May 14, 1997) to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Dreyfus by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was approved by shareholders at a meeting held on November 3, 1995 and was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Management Agreement, at a meeting held on August 9, 1995. The Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, upon not less than 90 days' notice, by Dreyfus. The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

       The following persons are officers and/or directors of Dreyfus:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; Barbara E. Casey, Vice President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William F. Glavin, Jr., Vice President-Corporate Development; Henry D. Gottmann, Vice President-Retail Sales and Service; Mark N. Jacobs, Vice President-Legal and Secretary; Daniel C. Maclean, Vice President and General Counsel; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Services; Katherine C. Wickham, Vice President-Human Resources; Maurice Bendrihem, Controller; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene, Julian M. Smerling and David B. Truman, directors.

       Dreyfus maintains office facilities on behalf of the Fund, and furnishes the Fund statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

       Index Management Agreement. Mellon Equity provides investment advisory assistance and day-to-day management of the Fund's investments pursuant to the Index Management Agreement (the "Index Management Agreement") dated November 13, 1995 between Mellon Equity and Dreyfus. The Index Management Agreement is subject (after May 14, 1997) to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Mellon Equity, by vote cast in person at a meeting called for the purpose of voting on such approval. The Index Management Agreement was approved by shareholders on November 3, 1995, and was approved by the Fund's Board, including a majority of Board members who are not "interested persons" of any party to the Index Management Agreement, at a meeting held on August 9, 1995. The Index Management Agreement is terminable without penalty (i) by Dreyfus on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of the Fund's shares on 60 days' notice, or (iii) by Mellon Equity on not less than 90 days' notice. The Index Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement for any reason.

       The following persons are executive officers and/or directors of Mellon Equity: Phillip R. Roberts, Chairman of the Board; William P. Rydell, President and Chief Executive Officer; and W. Keith Smith, Director.

       Mellon Equity provides day-to-day management of the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of Dreyfus and approval of the Fund's Board. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions. Mellon Equity has agreed to pay for the custody services provided to the Fund by Boston Safe Deposit and Trust Company.

       Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by Dreyfus and/or Mellon Equity. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Dreyfus or Mellon Equity or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholder's reports and meetings, and any extraordinary expenses.

       As compensation for Dreyfus' services, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of .295 of 1% of the value of the Fund's average daily net assets. As compensation for Mellon Equity's services, Dreyfus has agreed to pay Mellon Equity a monthly fee at the annual rate of .095 of 1% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to shareholders.

       From April 4, 1990 to November 13, 1995, Wells Fargo Nikko Investment Advisers ("WFNIA") served as the Fund's index fund manager. Pursuant to prior index management agreements with WFNIA, the Fund agreed to pay a monthly fee at the annual rate of .10 of 1% of the value of the Fund's average daily net assets. For the fiscal years ended October 31, 1993, 1994 and 1995, the index management fees payable to the prior index fund managers amounted to $181,636, $274,298 and $280,472, respectively.
However, the index management fees were reduced by $67,985 and $30,232 in the fiscal years ended October 31, 1993 and 1994, respectively, pursuant to undertakings by WFNIA.

       Prior to November 13, 1995, Dreyfus served as the Fund's administrator pursuant to an administration agreement with the Fund. As compensation for its administrative services, the Fund agreed to pay Dreyfus a monthly fee at the annual rate of .20 of 1% of the value of the Fund's average daily net assets. For the fiscal years ended October 31, 1993, 1994 and 1995, the administrative fees payable to Dreyfus amounted to $363,272, $548,596 and $560,944, respectively, which were reduced by $189,824 and $60,463 in the fiscal years ended October 31, 1993 and 1994, respectively, pursuant to undertakings by Dreyfus.

       Dreyfus (and to a limited extent, Mellon Equity) have agreed that if in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Management Agreement, but excluding taxes, brokerage, interest on borrowings and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fees to be paid to Dreyfus, and Dreyfus may deduct from the fees paid to Mellon Equity or Dreyfus and Mellon Equity will bear, such excess expense in proportion to their management fee and index management fee, to the extent required by state law. Such deduction or payment, if any, will be estimated daily and reconciled and effected or paid, as the case may be, on a monthly basis.

       The aggregate of the fees payable to Dreyfus and Mellon Equity is not subject to reduction as the value of the Fund's net assets increases.


                         SHAREHOLDER SERVICES PLAN

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."

       The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses Dreyfus Service Corporation, for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such an answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

       A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board, and by Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan, and was cast approved by the Board at a meeting held on May 3, 1995. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund, and have no direct or indirect financial interest in the operation of the Plan.

       For the fiscal year ended October 31, 1995, $395,475 was charged to the Fund under the Plan.


                       PURCHASE OF FUND SHARES

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

       The Distributor. The Distributor serves as the Fund's distributor on a best effort basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

       Transactions through Securities Dealers. In some states, banks or other financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.


                            REDEMPTION OF FUND SHARES

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."

       Wire Redemption Privilege. By using this Privilege, the investor authorizes Dreyfus Transfer Inc., (the "Transfer Agent") to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

       Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmission:

                                                        Transfer Agent's
       Transmittal Code                                 Answer Back Sign

       144295                                           144295 TSSG PREP

       Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

       To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

       Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

       Redemption Commitment. The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Directors reserves the right to make payments in whole or part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

       Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                          SHAREHOLDER SERVICES

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

       Corporate Pension, Profit-Sharing and Personal Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available. Investors can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

       Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

       A fee may be charged by the entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

       Shares may be purchased in connection with these plans only by direct remittance to the entity which acts as custodian. Purchases for these plans may not be made in advance of receipt of funds.

       The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans, and SEP-IRAs, with more than one participant, is $2,500, with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans, with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum investment of $250.

       The investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details as to eligibility, service fees and tax implications, and should consult a tax adviser.


                     DETERMINATION OF NET ASSET VALUE

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

       Valuation of Portfolio Securities. The Fund's portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded.
Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board. Expenses and fees, including the management fee (reduced by the expense limitation, if any), are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

       New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                    DIVIDENDS, DISTRIBUTIONS AND TAXES

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

       Taxation of the Fund. Management of the Fund believes that the Fund qualified for the fiscal year ended October 31, 1995 as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

       Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. In addition, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

       Under Section 1256 of the Code, gain or loss realized by the Fund from certain financial futures will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise of such futures as well as from closing transactions. In addition, any such futures remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

       Offsetting positions held by the Fund involving futures may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256.

       As such, all or a portion of any short or long-term capital gain from certain "straddle" and conversion transactions may be recharacterized to ordinary income. If the Fund were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as "mixed straddles" if the futures transactions comprising such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle and conversion transactions rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain or ordinary income.

       Shareholder Taxation. Depending on the composition of the Fund's income, all or a portion of the dividends paid by the Fund from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporate shareholders ("dividends received deduction"). In general, dividend income of the Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that (i) the Fund's income consists of dividends paid by U.S. corporations and (ii) the Fund would have been entitled to the dividends received deduction with respect to such dividend income if the Fund were not a regulated investment company. The dividends received deduction for qualifying corporate shareholders may be further reduced if the shares of the Fund held by them with respect to which dividends are received are treated as debt-financed or deemed to have been held for less than 46 days. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

       Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of his shares below the cost of his investment. Such a distribution would be a return on the investment in an economic sense although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.


                         PORTFOLIO TRANSACTIONS

       The Advisers assume general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Advisers and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Advisers based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

       For its portfolio securities transactions for the fiscal years ended October 31, 1993, 1994 and 1995, the Fund paid total brokerage commissions of $50,389, $111,012 and $22,591, respectively, none of which was paid to the Distributor. There were no spreads or concessions on principal transactions in fiscal 1993, 1994 and 1995.


                        PERFORMANCE INFORMATION

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."

       The Fund's average annual total return for the 1, 5 and 5.830 year periods ended October 31, 1995 was 25.68%, 16.69% and 11.46%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

       The Fund's total return for the period January 2, 1990 (commencement of operations) to October 31, 1995 was 88.23%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


       Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), Lipper Analytical Services, Inc., the Dow Jones Industrial Average and other industry publications. Past performance of the S&P 500 Index is no guarantee of future success of the Fund. The Fund's share price and yield fluctuate, and its investment return will reflect applicable expenses. The Fund also may cite in its advertisements or reports or other communications to shareholders, historical performance of unmanaged indexes as reported in Ibbotson, Roger
G. and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982 updated annually in the SBBI Yearbook, Ibbotson Associates, Chicago. The Fund also may cite in its advertisements to the aggregate amount of assets committed to index investing by pension funds and/or other institutional investors.


       The S&P 500 Index and the Standard & Poor's MidCap 400 Index together represent approximately 86% of the total market capitalization of stocks traded in the United States. From time to time, advertising materials for the Fund may refer to Morningstar ratings and related analysis supporting such ratings.


                      INFORMATION ABOUT THE FUND

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

       Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

       On November 13, 1995, the Fund, which is incorporated under the name Peoples Index Fund, Inc., began operating under the name Dreyfus S&P 500 Index Fund.

       The Fund sends annual and semi-annual financial statements to all its shareholders.


         TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                       AND INDEPENDENT ACCOUNTANTS

       Dreyfus Transfer, Inc., a wholly owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02903, serves as the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

       Boston Safe Deposit and Trust Company (the "Custodian"), an indirect wholly-owned subsidiary of Mellon Bank Corporation, is located at One Boston Place, Boston, Massachusetts 02108, and serves as the custodian of the Fund. Under its Custody Agreement with the Fund, the Custodian holds the Fund's portfolio securities and keeps all necessary accounts and records. The Custodian's fees for its services to the Fund are paid by Mellon Equity.

       Neither the Transfer Agent nor the Custodian has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

       Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of Common Stock being sold pursuant to the Fund's Prospectus.

       Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019-6013, independent accountants, have been selected as auditors of the Fund.


                              APPENDIX

       Description of S&P A-1 Commercial Paper Ratings:

       The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the number 1, 2 or 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

       Description of Moody's Prime-1 Commercial Paper Ratings:

       The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.



Peoples Index Fund, Inc.
-----------------------------------------------------------------------------
Statement of Investments                                     October 31, 1995

        Shares      Common Stocks--98.7%                    Value
     -----------                                         ------------
                    Capital Goods--18.8%
        16,778      AMP ..............................   $   ,658,537
         7,964      Advanced Micro Devices ...........        190,141
         4,320      Alco Standard ....................        382,320
        21,864      Allied-Signal ....................        929,220
         9,131(a)   Amdahl ...........................         84,462
         2,962(a)   Andrew ...........................        125,145
         9,288      Apple Computer ...................        337,271
        13,630(a)   Applied Materials ................        683,204
         3,648      Autodesk .........................        124,032
         6,609      Black & Decker ...................        223,880
        26,341      Boeing ...........................      1,728,628
         2,352      Briggs & Stratton ................         94,962
        16,380      Browning-Ferris Industries .......        477,068
        13,451(a)   CUC International ................        465,741
        15,338      Caterpillar ......................        860,845
         3,496(a)   Ceridian .........................        152,076
         2,594      Cincinnati Milacron ..............         66,796
        34,185      Columbia/HCA Healthcare ..........      1,679,338
        20,383(a)   Compaq Computer ..................      1,136,352
        18,462      Computer Associates
                      International ..................      1,015,410
         4,312(a)   Computer Sciences ................        288,365
         8,403      Cooper Industries ................        283,601
        17,708      Corning ..........................        462,622
         1,879(a)   Cray Research ....................         38,989
         8,841(a)   DSC Communications ...............        327,117
        12,176      Darden Restaurants ...............        138,502
         2,782(a)   Data General .....................         31,993
         6,645      Deere & Co. ......................        593,897
        11,335(a)   Digital Equipment ................        613,507
         8,766      Dover ............................        346,257
         3,960      EG & G ...........................         73,755
         6,311      Eastman Chemical .................        375,505
         6,031      Eaton ............................        309,089
        17,308      Emerson Electric .................      1,233,195
         6,341      Fluor ............................        358,267
        15,631(a)   Freeport McMoran Copper ..........        355,605
         4,838      General Dynamics .................        267,904
       130,495      General Electric .................      8,253,809
         3,608      General Signal ...................        115,005
         2,610      Giddings & Lewis .................         42,086
         3,960      Grainger (W.W.) ..................        247,500
         3,703      Harnischfeger Industries .........        116,645
         2,948      Harris ...........................        171,353
        39,414      Hewlett-Packard ..................      3,650,722
         9,757      Honeywell ........................        409,794
         9,043      Illinois Tool Works ..............        525,624
         8,180      Ingersoll-Rand ...................        289,368
        63,460      Intel ............................      4,434,268


                    Capital Goods (continued)
         3,579(a)   Intergraph .......................   $     43,395
        43,779      International Business Machines ..      4,257,508
        15,462      Lockheed Martin ..................      1,053,349
        13,244      Loral ............................        392,354
         8,753      McDonnell Douglas ................        715,558
        15,886      Micron Technology ................      1,121,949
        45,138(a)   Microsoft ........................      4,513,800
         2,469      Morrison Knudsen .................         16,049
        45,409      Motorola .........................      2,979,966
         9,523(a)   National Semiconductor ...........        232,123
         5,783(a)   Navistar International ...........         59,276
        19,529      Northern Telecommunications ......        703,044
         3,838      Northrop .........................        219,726
        28,438(a)   Novell ...........................        469,227
        33,365(a)   Oracle Systems ...................      1,455,548
         8,816      Pall .............................        214,890
         5,670      Parker-Hannifin ..................        191,363
         3,256      Perkin-Elmer .....................        114,367
        11,677      Pitney Bowes .....................        509,409
         3,405      Raychem ..........................        157,907
        18,862      Raytheon .........................        822,855
        16,780      Rockwell International ...........        746,710
        10,114      Santa Fe Pacific Gold ............         99,876
         5,948      Scientific-Atlanta ...............         73,607
        12,218(a)   Silicon Graphics .................        406,249
         7,340(a)   Sun Microsystems .................        572,520
         8,955(a)   Tandem Computers .................        100,744
         2,571      Tektronix ........................        152,332
         6,797(a)   Tellabs ..........................        231,098
        14,518      Texas Instruments ................        990,854
         1,562      Thomas & Betts ...................        100,944
         8,635      Times Mirror Company New .........        250,414
         2,421      Timken ...........................         97,444
         5,861      Tyco Laboratories ................        356,055
        13,211(a)   Unisys ...........................         74,311
         3,111(a)   Varity ...........................        112,773
        37,377      WMX Technologies .................      1,051,227
         4,079(a)   Western Atlas ....................        178,965
        30,139      Westinghouse Electric ............        425,712
         8,331      Xerox ............................      1,080,946
           886      Zurn Industries ..................         22,149
                                                         ------------
                                                           63,138,365
                                                         ------------
                    Consumer Basic--16.9%
         6,314(a)   Alza .............................        138,908
        61,129      Abbott Laboratories ..............      2,429,878
        19,565      Albertson's ......................        650,536
         4,942      Allergan .........................        145,171
        14,575      American Brands ..................        624,903
        23,872      American Home Products ...........      2,115,656


Peoples Index Fund, Inc.
-----------------------------------------------------------------------------
Statement of Investments (continued)                 October 31, 1995


        Shares      Common Stocks (continued)               Value
     -----------                                         ------------
                    Consumer Basic (continued)
        20,392      Amgen ............................   $    978,816
        41,653      Archer-Daniels-Midland ...........        671,655
         4,296      Bard (C.R.) ......................        121,362
         4,462      Bausch & Lomb ....................        154,497
        21,373      Baxter International .............        825,532
         5,127      Becton Dickinson & Co. ...........        333,255
         8,155(a)   Beverly Enterprises ..............         95,821
         8,857(a)   Biomet ...........................        147,248
        11,692(a)   Boston Scientific ................        492,526
        39,063      Bristol-Myers Squibb .............      2,978,554
        11,231      CPC International ................        745,458
        19,275      Campbell Soup ....................      1,009,528
         4,098      Clorox ...........................        294,032
        11,206      Colgate-Palmolive ................        776,016
         3,272      Community Psychiatric
                      Centers ........................         35,583
        18,933      ConAgra ..........................        731,287
         2,885      Fleming Cos. .....................         65,273
        12,176      General Mills ....................        698,598
         4,564      Giant Food .......................        146,619
         2,916      Great Atlantic & Pacific Tea .....         59,049
        18,774      Heinz (H.J.) .....................        872,991
         5,992      Hershey Foods ....................        358,022
        49,709      Johnson & Johnson ................      4,051,284
        16,867      Kellogg ..........................      1,218,641
         9,425(a)   Kroger ...........................        314,559
        21,239      Lilly (Eli) & Co. ................      2,052,218
         4,849      Manor Care .......................        158,805
        17,832      Medtronic ........................      1,029,798
        95,340      Merck & Co .......................      5,482,050
         3,472      Millipore ........................        122,822
        48,622      Pfizer ...........................      2,789,687
        64,750      Philip Morris Cos ................      5,471,375
         6,504      Pioneer Hi Bred International ....        322,761
         4,852      Premark International ............        224,405
        52,968      Procter & Gamble .................      4,290,408
        10,322      Quaker Oats ......................        352,238
         8,073      Ralston-Purina Group .............        479,334
         4,026(a)   Ryan's Family Steak Houses .......         31,202
         3,566(a)   St Jude Medical ..................        189,890
        36,938      Sara Lee .........................      1,085,054
        28,668      Schering-Plough ..................      1,537,322
         1,815      Shared Medical Systems ...........         70,104
         5,226      Super Valu Stores ................        160,700
        14,050      Sysco ............................        426,769
        15,373(a)   Tenet Healthcare .................        274,792
        15,064      UST ..............................        451,920
        12,351      Unilever, N.V. ...................      1,617,981


                    Consumer Basic (continued)
        13,391      United Healthcare ................   $    711,397
        11,928      U.S. Health Care Systems .........        459,228
         4,362      U.S. Surgical Corp. ..............        106,868
        17,414      Upjohn ...........................        883,760
        10,376      Warner-Lambert ...................        883,256
         5,840      Winn-Dixie Stores ................        379,599
         8,981      Wrigley (Wm.) Jr. ................        417,616
                                                         ------------
                                                           56,744,617
                                                         ------------

                    Consumer Discretionary--13.8%
         2,091      Alberto-Culver, Cl. B
                      Convertible ....................         65,605
        11,380      American Stores ..................        339,978
        19,696      Anheuser-Busch Cos. ..............      1,299,936
         5,268      Avon Products ....................        374,687
         3,495(a)   Bally Entertainment ..............         38,445
         1,058      Bassett Furniture Industries .....         21,292
         5,345      Brown-Forman .....................        203,778
         1,385      Brown Group ......................         19,044
         7,360      Brunswick ........................        143,520
         7,975      Charming Shoppes .................         22,928
        29,431      Chrysler .........................      1,519,375
        97,220      Coca-Cola ........................      6,987,688
         6,454      Cooper Tire & Rubber .............        149,249
         2,946      Coors (Adolph) ...................         52,660
         3,146      Cummins Engine ...................        110,503
         7,809      Dana .............................        200,106
         5,527      Dayton-Hudson ....................        379,981
         3,897      Delta Air Lines ..................        255,741
         8,696      Dillard Department
                      Stores, CI. A ..................        235,879
        40,109      Disney (Walt) ....................      2,311,281
        26,344      Eastman Kodak ....................      1,649,793
         4,551      Echlin ...........................        162,698
        82,812      Ford Motor .......................      2,380,845
         5,885(a)   Fruit of the Loom ................        102,252
        11,087      Gap ..............................        436,551
        57,592      General Motors ...................      2,519,650
         9,465      Genuine Parts ....................        375,051
        34,180      Gillette .........................      1,653,458
         2,036      Goodrich (B.F.) ..................        134,122
        11,722      Goodyear Tire & Rubber............        445,436
         2,465      Handleman ........................         19,104
         5,594      Harcourt General .................        221,662
         6,774      Hasbro ...........................        206,607
         3,721      Hilton Hotels ....................        249,307
         8,542      International Flavors &
                      Fragrances .....................        412,152


Peoples Index Fund, Inc.
-----------------------------------------------------------------------------
Statement of Investments (continued)                 October 31, 1995

        Shares      Common Stocks (continued)               Value
     -----------                                         ------------
                    Consumer Discretionary (continued)
         3,395      Jostens ..........................   $     76,812
        35,360      K mart ...........................        287,300
         2,784(a)   King World Productions ...........         97,092
        27,471      Limited ..........................        504,780
         5,818      Liz Claiborne ....................        165,086
         4,494      Loews ............................        658,933
         1,568      Longs Drug Stores ................         62,720
        12,328      Lowe's Cos. ......................        332,856
         1,806      Luby's Cafeterias ................         37,475
         9,661      Marriott International............        356,249
        17,031      Mattel ...........................        489,641
        19,131      May Department Stores ............        750,892
         8,284      Maytag ...........................        157,396
        53,564      McDonald's .......................      2,196,124
         8,087      Melville .........................        258,784
         2,860      Mercantile Stores ................        128,343
        11,076      Nike, Cl. B ......................        628,563
         6,300      Nordstrom ........................        233,494
         1,514      Outboard Marine ..................         31,416
         3,001      PACCAR ...........................        125,292
        17,504      Penney (J.C.) ....................        737,356
         4,730      Pep Boys-Manny Moe & Jack ........        103,469
        60,672      PepsiCo ..........................      3,200,448
         3,463      Polaroid .........................        148,043
        14,973(a)   Price/Costco .....................        254,541
         7,902(a)   Promus Companies .................        195,575
         6,039      Reebok International .............        205,326
         6,427      Rite-Aid .........................        173,529
        12,158      Rubbermaid .......................        317,628
         2,997      Russell ..........................         74,176
         4,405      Safety-Kleen .....................         67,727
        28,657      Seagram ..........................      1,031,652
         3,046(a)   Shoney's .........................         33,887
        11,005      Southwest Airlines ...............        220,100
         1,591      Springs Industries ...............         68,214
         3,732      Stride Rite ......................         41,985
         5,561      TJX Cos. .........................         75,074
         4,996      Tandy ............................        246,678
        21,283(a)   Toys R Us ........................        465,566
         2,206      Trinova ..........................         62,044
         4,831      USAir Group ......................         65,821
         4,893      V.F. .............................        234,251
      176,993.      Wal-Mart Stores ..................      3,827,473
        19,000      Walgreen .........................        541,499
         7,854      Wendy's International ............        156,097
         5,690      Whirlpool ........................        301,569
        10,158      Woolworth (F. W.) ................        148,560
         3,488(a)   Zenith Electronics ...............         29,211
                                                         ------------
                                                           46,307,111
                                                         ------------
                    Energy & Related--8.7%
         7,215      Amerada Hess .....................   $    325,577
        38,261      Amoco ............................      2,443,921
         4,925      Ashland Oil ......................        155,753
        12,343      Atlantic Richfield ...............      1,317,615
        10,905      Baker Hughes .....................        214,011
         9,762      Burlington Resources .............        351,432
        50,247      Chevron ..........................      2,349,047
         8,029      Coastal ..........................        259,939
        14,033      Dresser Industries ...............        291,185
        95,741      Exxon ............................      7,312,219
         2,774      Foster Wheeler ...................        104,025
         8,760      Halliburton ......................        363,540
         1,869      Helmerich & Payne ................         48,360
         4,003      Kerr-McGee .......................        220,665
         2,569      Louisiana Land &
                      Exploration ....................         90,878
         4,194      McDermott International ..........         66,580
        30,515      Mobil ............................      3,074,386
        24,484      Occidental Petroleum .............        526,406
         7,968      Oryx Energy ......................         91,632
         3,521      Pennzoil .........................        132,918
        20,212      Phillips Petroleum ...............        651,837
         6,294(a)   Rowan Cos. .......................         41,698
        41,339      Royal Dutch Petroleum ............      5,079,530
         6,958(a)   Santa Fe Energy Resources ........         61,752
        18,684      Schlumberger .....................      1,163,079
         5,822      Sun ..............................        166,655
        19,977      Texaco ...........................      1,360,933
        22,906      USX-Marathon Group ...............        406,582
        19,008      Unocal ...........................        498,960
                                                         ------------
                                                           29,171,115
                                                         ------------

                    Finance--10.8%
         8,715      Aetna Life & Casualty ............        613,318
         9,000      Ahmanson (H.F.) & ................        225,000
         3,413      Alexander & Alexander
                      Services .......................         76,366
        34,585      Allstate .........................      1,270,999
        37,587      American Express .................      1,526,972
        15,831      American General .................        520,444
        36,569      American International Group .....      3,085,509
        30,394      Banc One .........................      1,025,798
         8,647      Bank of Boston ...................        384,792
        14,824      Bank of New York .................        622,608
        28,889      BankAmerica ......................      1,661,118
         5,993      Bankers Trust New York ...........        382,054
         7,437      Barnett Banks ....................        410,894
         4,044      Beneficial .......................        198,156
         9,681      Boatmen's Bancshares .............        367,878
         5,633      CIGNA ............................        558,371



Peoples Index Fund, Inc.
-----------------------------------------------------------------------------
Statement of Investments (continued)                 October 31, 1995

        Shares      Common Stocks (continued)               Value
     -----------                                         ------------
                    Finance (continued)
        13,486      Chase Manhattan ..................   $    768,702
        19,474      Chemical Banking .................      1,107,584
         6,674      Chubb ............................        599,826
        30,650      Citicorp .........................      1,988,419
        10,789      CoreStates Financial .............        392,450
        13,967      Federal Home Loan Mortgage .......        967,215
        10,429      First Bank Systems ...............        518,843
         6,885      First Chicago ....................        467,319
         6,189      First Fidelity Bancorp ...........        404,606
         5,807      First Interstate Bancorp .........        749,103
        13,271      First Union ......................        658,573
        10,855      Fleet/Norstar Financial Group ....        420,631
         6,347      General Re .......................        919,522
         4,549      Golden West Financial ............        228,019
        10,508      Great Western Financial ..........        237,744
         7,540      Household International ..........        424,125
         3,669      Jefferson-Pilot ..................        242,154
        17,560      KeyCorp ..........................        592,650
         7,959      Lincoln National .................        355,170
        11,264      Mellon Bank ......................        564,608
        13,601      Merrill Lynch & Co ...............        754,856
        14,449      Morgan (J.P.) & Co ...............      1,114,379
        12,031      NBD Bancorp  .....................        457,178
        11,388      National City ....................        351,605
        25,046      Norwest...........................        738,857
        17,713      PNC Financial ....................        464,966
         7,293      Providian ........................        286,250
         4,355      Republic New York ................        255,312
         4,826      SAFECO ...........................        309,769
         6,475      St. Paul Cos. ....................        328,606
        30,055      Sears, Roebuck & Co. .............      1,021,870
         9,936      Shawmut National..................        336,582
         8,809      SunTrust Banks ...................        568,181
         5,471      Torchmark ........................        227,047
         5,249      Transamerica .....................        355,620
        24,603      Travelers Group ..................      1,242,452
         5,613      UNUM .............................        295,384
         8,604      USF & G ..........................        144,117
         2,632      USLIFE ...........................         75,011
         7,541      U.S. Bancorp .....................        223,401
        13,154      Wachovia .........................        580,419
         3,672      Wells Fargo ......................        771,578
                                                         ------------
                                                           36,440,980
                                                         ------------

                    General Business--7.4%
        38,099(a)   Airtouch Communications ..........      1,085,822
         5,777      American Greetings ...............        181,976
        11,092      Automatic Data Processing ........        793,078
         8,118      Block (H & R) ....................        334,868
         5,035      CBS ..............................        406,576


                    General Business (continued)
         5,477(a)   Cabletron Systems ................   $    430,629
        11,851      Capital Cities/ABC ...............      1,405,825
         7,468      Circuit City Stores ..............        249,245
        20,859(a)   cisco Systems ....................      1,616,573
        18,456      Comcast, Cl. A ...................        329,901
        13,047      Dean Witter, Discover & Co. ......        649,088
         6,390      Deluxe ...........................        171,731
         7,182      Dial .............................        175,061
        11,854      Donnelley (R. R.) & Sons .........        432,671
         7,439      Dow Jones & Co ...................        262,225
        13,070      Dun & Bradstreet .................        780,933
         4,306(a)   Federal Express ..................        353,630
        17,142      First Data .......................      1,133,515
        10,787      Gannett ..........................        586,543
         2,301      Harland (John H.) ................         47,746
         8,969      ITT ..............................      1,098,703
         6,056      Interpublic Group of Cos. ........        234,670
         3,790      Knight-Ridder ....................        210,345
        21,298      Laidlaw, Cl. B ...................        191,682
        11,445      MBNA .............................        422,034
         5,597      Marsh & McLennan .................        458,254
         3,850      McGraw-Hill ......................        315,219
         2,120      Meredith .........................         75,790
        32,413      Minnesota Mining &
                      Manufacturing ..................      1,843,489
         5,939      Morgan Stanley Group .............        516,693
        11,421      Morton International .............        348,341
         3,693      National Service Industries ......        109,867
        20,935      NationsBank ......................      1,376,476
         7,467      New York Times, Cl. A ............        207,209
         8,213      Salomon ..........................        296,695
         7,963      Service Corporation
                      International ..................        319,515
         5,020      TRW ..............................        330,065
        50,228(a)   Tele-Communications, Cl. A .......        853,876
         4,295      Teledyne .........................        106,838
         6,520      Textron ..........................        448,250
        29,762      Time Warner ......................      1,086,313
         5,012      Tribune ..........................        316,383
         9,533      United Technologies ..............        846,053
        27,838(a)   Viacom, Cl. B (non-voting) .......      1,391,899
         8,120      Whitman ..........................        172,549
                                                         ------------
                                                           25,004,844
                                                         ------------

                    Manufacturing--5.7%
         3,212      ASARCO ...........................        103,587
         8,662      Air Products & Chemicals .........        447,176
        17,334      Alcan Aluminium ..................        548,188
        13,726      Aluminum Co. of America ..........        700,026
         8,181(a)   Armco ............................         50,109


Peoples Index Fund, Inc.
-----------------------------------------------------------------------------
Statement of Investments (continued)                 October 31, 1995

        Shares      Common Stocks (continued)               Value
     -----------                                         ------------
                    Manufacturing (continued)
         4,089      Avery Dennison ...................   $    182,983
         2,303      Ball .............................         63,620
        27,208      Barrick Gold .....................        629,185
         3,969      Bemis Co .........................        103,194
         8,486(a)   Bethlehem Steel ..................        111,379
         6,944(a)   Crown Cork & Seal ................        242,172
         7,097      Cyprus Amax Minerals .............        185,409
        20,737      Dow Chemical .....................      1,423,077
        42,789      Du Pont (E. I.) de Nemours .......      2,668,964
         1,516      Eastern Enterprises ..............         45,291
         8,724      Echo Bay Mines ...................         78,516
         4,965      Ecolab ...........................        143,985
        11,073      Engelhard ........................        275,441
         2,844(a)   FMC ..............................        203,702
         3,520      Federal Paper Board ..............        147,840
         7,257      Grace (W. R.) & Co. ..............        404,578
         5,033      Great Lakes Chemical .............        337,840
         8,631      Hercules .........................        460,680
        10,617      Homestake Mining .................        163,236
         9,197      Inco Ltd .........................        316,147
         3,731      Inland Steel Industries ..........         87,212
        19,594      International Paper ..............        724,978
         6,359      James River ......................        204,283
        12,320      Kimberly-Clark ...................        894,740
         5,928      Mallinckrodt Group ...............        205,998
         4,212      Mead .............................        242,717
         8,906      Monsanto .........................        932,904
         7,724      Moore ............................        147,722
           668      NACCO Industries .................         38,243
         5,220      Nalco Chemical ...................        156,600
         6,620      Newmont Mining ...................        249,905
         6,699      Nucor ............................        322,389
         3,721      Ogden ............................         84,653
        15,601      PPG Industries ...................        663,043
         5,333      Phelps Dodge .....................        337,979
         3,172      Pittston .........................         87,230
        18,410      Placer Dome ......................        402,719
        10,632      Praxair ..........................        287,064
         4,920      Reynolds Metals ..................        247,845
         5,231      Rohm & Haas ......................        289,013
        11,642      Scott Paper ......................        619,937
         3,862      Sigma Aldrich ....................        183,445
         7,418      Stone Container ..................        122,397
         4,341      Temple-Inland ....................        197,515
         6,284      USX-US Steel Group ...............        187,734
         5,421      Union Camp .......................        275,792
        10,582      Union Carbide ....................        400,792
         7,846      Westvaco .........................        217,726
         7,855      Williams Cos. ....................        303,398


                    Manufacturing (continued)
         6,987      Worthington Industries ...........   $    116,158
                                                         ------------
                                                           19,268,456
                                                         ------------
                    Shelter--2.4%
         2,868      Armstrong World Industries .......        170,288
         3,656      Boise Cascade ....................        132,530
         2,205      Centex ...........................         72,214
         7,407      Champion International ...........        396,275
         2,332      Crane ............................         82,495
        21,045      Federal National Mortgage
                      Association ....................      2,207,094
         3,487      Fleetwood Enterprises ............         71,484
         7,048      Georgia-Pacific ..................        581,460
        36,697      Home Depot .......................      1,366,963
         3,111      Johnson Controls .................        181,216
         2,357      Kaufman & Broad Home .............         27,400
         8,312      Louisiana-Pacific ................        198,449
        12,189      Masco ............................        342,816
        12,152      Newell ...........................        293,167
         3,952(a)   Owens-Corning Fiberglass .........        167,466
         2,261      Potlatch .........................         95,245
         2,073      Pulte ............................         65,559
         6,575      Sherwin-Williams .................        247,384
         3,083      Snap-On Tools ....................        130,642
         3,413      Stanley Works ....................        162,970
        15,687      Weyerhaeuser .....................        692,188
         4,209      Willamette Industries ............        244,121
                                                         ------------
                                                            7,929,426
                                                         ------------

                    Transportation--1.4%
         5,862(a)   AMR ..............................        386,892
        11,033      Burlington Northern
                      Santa Fe .......................        925,393
         8,135      CSX ..............................        681,306
         6,034      Conrail ..........................        414,838
         3,346      Consolidated Freightways .........         77,795
        10,053      Norfolk Southern .................        776,594
         2,964      Roadway Services .................        132,639
         6,033      Ryder System .....................        145,546
        15,800      Union Pacific ....................      1,032,925
         2,107      Yellow ...........................         27,654
                                                         ------------
                                                            4,601,582
                                                         ------------

                    Utilities--12.8%
        14,546      ALLTEL ...........................        445,471
       122,292      AT&T .............................      7,826,688
        14,329      American Electric Power ..........        546,293
        42,733      Ameritech ........................      2,307,582
        11,338      Baltimore Gas & Electric .........        303,292
        33,596      Bell Atlantic ....................      2,137,546


Peoples Index Fund, Inc.
-----------------------------------------------------------------------------
Statement of Investments (continued)                 October 31, 1995

        Shares      Common Stocks (continued)               Value
     -----------                                         ------------
                    Utilities (continued)
        38,281      BellSouth ........................   $  2,928,497
        11,999      Carolina Power & Light ...........        392,967
        14,804      Central & South West .............        396,007
        12,025      Cinergy ..........................        341,209
         3,881(a)   Columbia Gas System ..............        149,419
        18,083      Consolidated Edison Co.
                      of New York ....................        549,271
         7,222      Consolidated Natural Gas .........        274,436
        11,333      Detroit Edison ...................        382,489
        13,368      Dominion Resources ...............        531,378
        15,757      Duke Power .......................        705,126
         5,295      ENSERCH ..........................         76,778
        19,436      Enron ............................        668,113
        17,563      Entergy ..........................        500,546
        14,309      FPL Group ........................        599,189
        74,787      GTE ..............................      3,084,964
         8,961      General Public Utilities .........        280,031
        10,103      Houston Industries ...............        468,527
        52,202      MCI Communications ...............      1,301,787
         3,833      NICOR ............................        103,012
        32,890      NYNEX ............................      1,545,830
        11,086      Niagara Mohawk Power .............        119,175
         9,522      Noram Energy .....................         73,796
         5,178      Northern States Power ............        244,661
         2,050      ONEOK ............................         49,969
        11,695      Ohio Edison ......................        267,523
        17,097      PECO Energy ......................        500,087
         6,522      Pacific Enterprises ..............        161,420
        32,738      Pacific Gas & Electric ...........        961,679
        32,998      Pacific Telesis Group ............      1,002,314
        21,883      PacifiCorp .......................        413,042
        11,568      Panhandle Eastern ................        292,092
         2,677      Peoples Energy ...................         76,964


                    Utilities (continued)
        18,821      Public Service Enterprise
                      Group ..........................   $    552,867
        46,978      SBC Communications Inc. ..........      2,624,896
        34,285      SCEcorps .........................        582,845
         6,624      Sonat ............................        190,440
        51,328      Southern .........................      1,225,456
        26,855      Sprint ...........................      1,033,917
        13,963      Tenneco ..........................        612,626
        17,376      Texas Utilities ..................        638,567
        16,491      Unicom ...........................        540,079
         7,875      Union Electric ...................        307,124
        36,296      U.S. West ........................      1,728,596
                                                         ------------
                                                           43,046,583
                                                         ------------

                    TOTAL COMMON STOCKS
                      (cost $253,460,184) ............   $331,653,079
                                                         ------------
                                                         ------------
       Principal
        Amount      SHORT-TERM INVESTMENTS--1.4%
     -----------
                    U.S. Treasury Bills:
       280,000      5.40% 11/9/95 ....................   $    276,406
       245,000(b)   5.23% 12/21/95 ...................        242,254
     1,038,000      5.28% 1/11/96 ....................      1,025,145
     3,341,000      5.25% 1/18/96 ....................      3,299,685
                                                         ------------

                    TOTAL SHORT-TERM
                      INVESTMENTS
                      (cost $4,843,490)...............   $  4,843,490
                                                         ------------
                                                         ------------
TOTAL INVESTMENTS
  (cost $258,303,674).......................... 100.1%   $336,496,569
                                                ------   ------------
                                                ------   ------------

LIABILITIES, LESS CASH
  AND RECEIVABLES..............................  (0.1%)  $   (349,383)
                                                ------   ------------
                                                ------   ------------

NET ASSETS .................................... 100.0%   $336,147,186
                                                ------   ------------
                                                ------   ------------




Statement of Financial Futures                          October 31, 1995

FINANCIAL FUTURES PURCHASED:
----------------------------
                                                                       Market Value                        Unrealized
                                                          Number of      Covered                         (Depreciation)
Issuer                                                    Contracts    by Contracts     Expiration        at 10/31/95
------                                                  ------------  --------------  --------------     --------------
Standard & Poor's 500........................                 6         $1,751,550     December '95         $(14,850)
Standard & Poor's 500........................                 8          2,354,800      March '96            (12,550)
                                                                                                            ---------

                                                                                                             $(27,400)
                                                                                                            ---------
                                                                                                            ---------

Notes to Statement of Investments:
--------------------------------------------------------------------
(a) Non-income producing.
(b) Partially held by the custodian in a segregated account as collateral for open Financial Futures positions.


                   See notes to financial statements.

Peoples Index Fund, Inc.
-----------------------------------------------------------------------------
Statement of Assets and Liabilities                          October 31, 1995

ASSETS:
    Investments in securities, at value
      (cost $258,303,674)--see statement....................................                              $336,496,569
    Cash....................................................................                                    43,096
    Dividends and interest receivable.......................................                                   522,275
    Receivable for subscriptions to Common Stock............................                                   109,462
    Prepaid expenses........................................................                                    28,352
                                                                                                        --------------
                                                                                                           337,199,754

LIABILITIES:
    Due to The Dreyfus Corporation..........................................                 $  57,278
    Due to Wells Fargo Nikko Investment Advisors............................                    83,491
    Due to Wells Fargo Institutional Trust Company, N.A.....................                     5,144
    Payable for futures variation margin--Note 3(a)..........................                   16,050
    Payable for investment securities purchased.............................                   725,066
    Accrued expenses........................................................                   165,539       1,052,568
                                                                                              --------  --------------
NET ASSETS..................................................................                              $336,147,186
                                                                                                        --------------
                                                                                                        --------------

REPRESENTED BY:
    Paid-in capital.........................................................                              $251,491,114
    Accumulated undistributed investment income--net........................                                 4,913,676
    Accumulated net realized gain on investments............................                                 1,576,901
    Accumulated net unrealized appreciation on investments [including ($27,400)
  net unrealized (depreciation) on financial futures]--Note 3(b).............                               78,165,495
                                                                                                        --------------

NET ASSETS at value applicable to 18,288,321 shares outstanding
    (200 million shares of $.001 par value Common Stock authorized).........                             $336,147,186
                                                                                                        --------------
                                                                                                        --------------
NET ASSET VALUE, offering and redemption price per share
    ($336,147,186 / 18,288,321 shares)......................................                                    $18.38
                                                                                                                ------
                                                                                                                ------


                       See notes to financial statements.

Peoples Index Fund, Inc.
----------------------------------------------------------------------------
Statement of Operations                        Year ended October 31, 1995

INVESTMENT INCOME:
    Income:
      Cash dividends (net of $44,650 foreign taxes withheld at source)......                $7,073,811
      Interest..............................................................                   629,732
                                                                                            ----------
            Total Income....................................................                             $ 7,703,543
    Expenses:
      Index management fee--Note 2(a).......................................                   280,472
      Administration fee--Note 2(a).........................................                   560,944
      Shareholder servicing costs--Note 2(b)................................                   548,979
      Professional fees.....................................................                    60,376
      Prospectus and shareholders' reports..................................                     8,055
      Registration fees.....................................................                    21,339
      Directors' fees and expenses--Note 2(c)...............................                    22,224
      Custodian fees--Note 2(a).............................................                    23,625
      Miscellaneous.........................................................                    19,839
                                                                                            ----------


            Total Expenses..................................................                                 1,545,853
                                                                                                         -------------
            INVESTMENT INCOME-NET...........................................                                 6,157,690
                                                                                                         -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments--Note 3(a).............................                $2,022,369
    Net realized gain on financial futures--Note 3(a).......................                 2,288,271
                                                                                            ----------
            Net Realized Gain...............................................                                 4,310,640
    Net unrealized appreciation on investments [including ($81,300)
      net unrealized (depreciation) on financial futures]--Note 3(b)........                                54,324,576
                                                                                                         -------------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                58,635,216
                                                                                                         -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                               $64,792,906
                                                                                                         -------------
                                                                                                         -------------


                  See notes to financial statements.

Peoples Index Fund, Inc.
-------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                       Year Ended October 31,
                                                                               --------------------------------------
                                                                                    1994                   1995
                                                                               --------------         ---------------
OPERATIONS:
    Investment income--net............................................         $    6,200,483         $    6,157,690
    Net realized gain on investments..................................             18,711,233              4,310,640
    Net unrealized appreciation (depreciation) on investments for the year        (18,291,976)            54,324,576
                                                                               --------------         ---------------
      Net Increase In Net Assets Resulting From Operations............              6,619,740             64,792,906
                                                                               --------------         ---------------

DIVIDENDS TO SHAREHOLDERS:
    From investment income--net........................................            (5,373,357)             (6,077,935)
    From net realized gain on investments.............................            (11,440,051)            (19,477,910)
                                                                               --------------         ---------------
      Total Dividends.................................................            (16,813,408)            (25,555,845)
                                                                               --------------         ---------------

CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold.....................................            153,302,049             142,531,859
    Dividends reinvested..............................................             13,583,900              22,101,817
    Cost of shares redeemed...........................................           (192,893,713)           (112,925,618)
                                                                               --------------         ---------------
      Increase (Decrease) In Net Assets From Capital Stock Transactions           (26,007,764)             51,708,058
                                                                               --------------         ---------------
        Total Increase (Decrease) In Net Assets.......................            (36,201,432)             90,945,119

NET ASSETS:
    Beginning of year.................................................            281,403,499             245,202,067
                                                                               --------------         ---------------
    End of year (including undistributed investment income-net:
      $4,833,921 in 1994 and $4,913,676 in 1995)......................           $245,202,067            $336,147,186
                                                                               --------------         ---------------
                                                                               --------------         ---------------


                                                                                   Shares                  Shares
                                                                               --------------         ---------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.......................................................              9,481,323               8,633,225
    Shares issued for dividends reinvested............................                852,724               1,546,663
    Shares redeemed...................................................            (12,068,037)             (6,829,736)
                                                                               --------------         ---------------
      Net Increase (Decrease) In Shares Outstanding...................             (1,733,990)              3,350,152
                                                                               --------------         ---------------
                                                                               --------------         ---------------

             See notes to financial statements.

Peoples Index Fund, Inc.
-----------------------------------------------------------------
Financial Highlights

    Reference is made to page 3 of the Fund's Prospectus dated
March 1, 1996.

Peoples Index Fund, Inc.
--------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Wells Fargo Nikko Investment Advisors ("WFNIA") serves as the Fund's index manager.
Wells Fargo Investment Advisors ("WFIA"), the predecessor index manager of the Fund, and a subsidiary of The Nikko Securities Co., Ltd. ("Nikko") each own 50% of WFNIA. Wells Fargo Institutional Trust Company, N.A. ("WFITC"), an affiliate of WFNIA, is the custodian of the Fund's investments. The Dreyfus Corporation ("Dreyfus") serves as the Fund's administrator. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

    Effective November 13, 1995, Dreyfus will serve as the Fund's manager and Mellon Equity Associates, an affiliate of Dreyfus ("Mellon Equity"), will serve as the Fund's index manager. In addition, Boston Safe Deposit and Trust Company, an affiliate of Dreyfus, will serve as the Fund's custodian.

    (a) Portfolio Valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value.

    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

    (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid annually. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Peoples Index Fund, Inc.
--------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (continued)


NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

    (a) Fees paid by the Fund pursuant to the provisions of an Index Management Agreement with WFNIA and an Administration Agreement with Dreyfus are payable monthly. WFNIA and Dreyfus receive annual fees of .10 of 1% and
 .20 of 1%, respectively, of the average daily value of the Fund's net assets. The agreements further provide that if the aggregate expenses of the Fund, exclusive of interest, taxes, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fees to be paid to each of WFNIA and Dreyfus, or WFNIA and Dreyfus will bear, in the same proportion as in the agreements, the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the year ended October 31, 1995.

    In addition, WFITC earned $23,625 for custodian services provided to the Fund.

    (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
 During the year ended October 31, 1995, the Fund was charged an aggregate of $395,475 pursuant to the Shareholder Services Plan.

    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

    (d) A 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through use of the Exchange Privilege) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs within a six-month period following the date of issuance. During the year ended October 31, 1995, redemption fees amounted to $9,513.

NOTE 3--Securities Transactions:

    (a) The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the year ended October 31, 1995 amounted to $46,057,627 and $9,911,112, respectively.

    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the

Peoples Index Fund, Inc.
--------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

contract at the close of
each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open as of October 31, 1995 and their related unrealized market appreciation are set forth in the Statement of Financial Futures.

    (b) At October 31, 1995, accumulated net unrealized appreciation on investments was $78,165,495, consisting of $84,763,329 gross unrealized appreciation and $6,597,834 gross unrealized depreciation.

    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Peoples Index Fund, Inc.
-------------------------------------------------------------------------
Report of Independent Accountants


To the Shareholders and Board of Directors of Peoples Index Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities of Peoples Index Fund, Inc. (the Fund), including the statements of investments and financial futures, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period the ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Peoples Index Fund, Inc., at October 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                     COOPERS & LYBRAND L.L.P.

New York, New York
December 18, 1995